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VARIABLE ANNUITY             LINCOLN NATIONAL LIFE INSURANCE COMPANY
----------------             ---------------------------------------

                             MAILING ADDRESS:
                             [LINCOLN NATIONAL LIFE INSURANCE COMPANY
                             VARIABLE PRODUCTS SERVICE CENTER, ROUTING S249 HARTFORD, CONNECTICUT 06152-2249]

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1
OWNER                   Name
                             -----------------------------------------------------------------------------------------------------
                                         First                  Middle                   Last

                        Address
                                --------------------------------------------------------------------------------------------------
                                  Number              Street              City           State               Zip Code

                        Date of Birth     /   /      SS#                         Sex / / M    Telephone (    )              (HOME)
                                      --- --- ---        --------------------        / / F               ---- ---------------
                                      Mo. Day Yr.          (or Tax Iden. #)                             (    )              (WORK)
                                                                                                         ---- ---------------

                        Full Name of Trust                                              Name(s) of Trustee(s)
                                           --------------------------    ---------------                       -------------------
                                                (If applicable)          (Date of Trust)                        (If applicable)

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2
a. ANNUITANT            a. Annuitant
   (If different from                 --------------------------------------------------------------------------------------------
   Owner)(List older                     First                  Middle                   Last
   Annuitant first, if  Address
   Joint Annuitant)              -------------------------------------------------------------------------------------------------
                                  Number              Street              City           State               Zip Code

                        Date of Birth     /   /      SS#                         Sex / / M    Telephone (    )              (HOME)
                                      --- --- ---        --------------------        / / F               ---- ---------------
                                      Mo. Day Yr.          (or Tax Iden. #)                             (    )              (WORK)
                                                                                                         ---- ---------------

b. JOINT                b. Joint Annuitant
   ANNUITANT                               ---------------------------------------------------------------------------------------
   (If applicable)                                 First                  Middle                   Last

   (Annuitant/Joint      Address
   Annuitant may not            --------------------------------------------------------------------------------------------------
   be a corporation               Number              Street              City           State                  Zip Code
   or trust)

                        Date of Birth     /   /      SS#                         Sex / / M    Telephone (    )              (HOME)
                                      --- --- ---        --------------------        / / F               ---- ---------------
                                      Mo. Day Yr.          (or Tax Iden. #)                             (    )              (WORK)
                                                                                                         ---- ---------------

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3
OWNER'S                 Primary Beneficiary(s) and relationship to Owner       Contingent Beneficiary(s) and relationship to Owner
BENEFICIARY
DESIGNATION             ------------------------------------------------       ---------------------------------------------------

                        ------------------------------------------------       ---------------------------------------------------

                        ------------------------------------------------       ---------------------------------------------------

                        ------------------------------------------------       ---------------------------------------------------

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4
PREMIUM PAYMENT(S)        I. Premium Payment          $                           (MAKE CHECK PAYABLE TO "Lincoln National Life
                                                        ------------------------   Insurance Co.")


                         II. Plan Type (CHECK ONE)    / / QUALIFIED (IF QUALIFIED, PLEASE COMPLETE ADDENDUM TO APPLICATION - FORM
                                                        B10243)
                                                      / / NON-QUALIFIED

                        III. Does any portion of the payment represent after-tax dollars?
                                            / / YES     / / NO            IF YES, SPECIFY THE AMOUNT $
                                                                                                      ----------------------------
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 5                                                Fixed Account Guaranteed Periods - (Sub-Accounts)
 PREMIUM                     % 1 Year                                     % 5 Years                                 % 10 Years
 PAYMENT                -----                                        -----                                     -----
 ALLOCATION                  % Years  (IF AVAILABLE FROM THE COMPANY)
                        ----

(Allocation to any      VARIABLE ACCOUNT - SUB-ACCOUNTS (FUNDS)
one % line must be      ---------------------------------------
1% or more.  Use        ALGER AMERICAN FUND                                         MFS VARIABLE INSURANCE TRUST
Whole percentages       ___% Alger American Growth Portfolio                        ___% MFS Total Return Series
only.  Must total       ___% Alger American Leverage AllCap Portfolio               ___% MFS Utilities Series
100%.)                  ___% Alger American Midcap Growth Portfolio                 ___% MFS Emerging Growth Series
                        ___% Alger American Small Capitalization Portfolio          ___% MFS Research Series
If DOLLAR COST                                                                      ___% MFS Growth With Income Series
AVERAGING is            LINCOLN NATIONAL VARIABLE PRODUCTS GROUP
employed, an            ___% Lincoln National Money Market Fund                     NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
allocation must be                                                                                     ("AMT")
made to the Lincoln     FIDELITY INVESTMENTS                                        ___% AMT Partners Portfolio
Variable Products       ___% Fidelity High Income Portfolio                         ___% AMT Limited Maturity Bond Portfolio
Money Market Fund       ___% Fidelity Equity-Income Portfolio
and the % allocation    ___% Fidelity Overseas Portfolio                            OCC ACCUMULATION TRUST
must result in at       ___% Fidelity Investment Grade Bonds Portfolio              ___% OCC Global Equity Portfolio
least $12,000 to such   ___% Fidelity Contra Fund Portfolio                         ___% OCC Managed Portfolio
account.  Please        ___% Fidelity Growth Opportunities Portfolio                ___% OCC Small Cap Portfolio
complete Section 8.
                                                     OTHER (IF AVAILABLE FROM THE COMPANY)
                                                     ___% _________________________________
                                                     ___% _________________________________

                        _____% TOTAL of percentages allocated to Fixed Account and/or Variable Account (MUST EQUAL 100%).

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6
TELEPHONE               I(We) acknowledge that neither the Company nor any person authorized by the Company will be responsible
TRANSFER                for any claim, loss, liability or expense in connection with a telephone transfer if the Company or such
AUTHORIZATION           other person acted on telephone transfer instructions in good faith in reliance on this authorization.

                        Check here if you DO NOT wish to authorize telephone transfer instructions.     / /
                        Check here if you wish to authorize your registered representative/agent to make
                        telephone transfers.      / /
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ANNUITY DATE            The Annuity Date (INCOME PAYMENTS BEGIN ON THE FIRST DAY OF THE MONTH FOLLOWING THE ANNUITY DATE) must be at least one month after the Date of Issue.  If no date is selected, the initial Annuity Date will be the  Annuitant's (older Annuitant's, if Joint Annuitant) 90th birthday (FOR QUALIFIED PLANS, AGE
                        701/2).
                        Initial Annuity Date __________________________________
                                                    MONTH            YEAR
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8
DOLLAR COST             SELECT ONE TRANSFER OPTION ($1,000 MINIMUM PER TRANSFER):
AVERAGING               / / $_____________ monthly     / / $_____________ quarterly

(For Variable           Each amount transferred is to be applied to the following Fund(s) in these percentages (USE WHOLE
Account only)           PERCENTAGES ONLY.  TOTAL MUST EQUAL 100%.):

(FOLLOW                 ALGER AMERICAN FUND                                         MFS VARIABLE INSURANCE TRUST
INSTRUCTIONS IN         ___% Alger American Growth Portfolio                        ___% MFS Total Return Series
SECTION 5 BEFORE        ___% Alger American Leveraged AllCap Portfolio              ___% MFS Utilities Series
COMPLETING THIS         ___% Alger American Midcap Growth Portfolio                 ___% MFS Emerging Growth Series
SECTION.)               ___% Alger American Small Capitalization Portfolio          ___% MFS Research Series
                                                                                    ___% MFS Growth With Income Series
                        LINCOLN NATIONAL VARIABLE PRODUCTS GROUP
                        ___% Lincoln National Money Market Fund                     NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
                                                                                                       ("AMT")
                        FIDELITY INVESTMENTS                                        ___% AMT Partners Portfolio
                        ___% Fidelity High Income Portfolio                         ___% AMT Limited Maturity Bond Portfolio
                        ___% Fidelity Equity-Income Portfolio
                        ___% Fidelity Overseas Portfolio                            OCC ACCUMULATION TRUST
                        ___% Fidelity Investment Grade Bonds Portfolio              ___% OCC Global Equity Portfolio
                        ___% Fidelity Contra Fund Portfolio                         ___% OCC Managed Portfolio
                        ___% Fidelity Growth Opportunities Portfolio                ___% OCC Small Cap Portfolio

                                                     OTHER (IF AVAILABLE FROM THE COMPANY)
                                                     ___% _________________________________
                                                     ___% _________________________________

                            _____% TOTAL of percentages allocated to Fixed Account and/or Variable Account (MUST EQUAL 100%).

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9
REPLACEMENT             Will the contract replace one or more existing annuity or life insurance contracts?    / / YES    / / NO
                        IF YES, PLEASE PROVIDE COMPANY NAME, POLICY NUMBER AND AMOUNT IN SPECIAL REMARKS SECTION AND FOR
                        NON-QUALIFIED PLANS, COMPLETE THE FOLLOWING:

                                     INDICATE COST BASIS:                            COST BASIS                   GAIN
                                                                                     ----------                   ----
                                     PRE-TEFRA (PRIOR TO 8/13/82)
                                                                             ------------------------       ----------------------
                               POST-TEFRA (ON OR AFTER 8/13/82)
                                                                             ------------------------       ----------------------
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10
SPECIAL
REMARKS
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11
HOME OFFICE
CHANGES OR
CORRECTIONS
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12
SIGNATURE(S)            I(We) hereby certify that the answers to the above questions are true and correct to the best of my(our)
                        knowledge and belief and agree that this application will be made a part of any contract issued by the
                        Company.  ALL PAYMENTS AND VALUES BASED ON THE FIXED ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT
                        FORMULA THAT MAY INCREASE OR DECREASE THE VALUE OF ANY PARTIAL OR FULL SURRENDER MADE PRIOR TO THE END OF
                        A GUARANTEED PERIOD.  ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT WHEN BASED ON THE INVESTMENT
                        EXPERIENCE OF THE VARIABLE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.  I(We)
                        acknowledge receipt of a current prospectus.  Please check here / / if you wish to receive a copy of the
                        Statement of Additional Information which supplements the information in the prospectus.  Under penalties of perjury, I (the Owner) certify that the above Social Security and Taxpayer Identification numbers are correct and that I am of legal age to enter into this agreement.

                        Signed at (City and State)                                                        On      /     /
                                                  -------------------------------------------------          ----- ----- -----
                                                                                                              MO    DAY    YEAR

                        ---------------------------------------------------------------------------
                              SIGNATURE(S) OF OWNER(S)
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CERTIFICATION/          The Registered Representative hereby certifies that the contract / / IS / / IS NOT intended to replace
REPORT BY               or change any existing annuity or life insurance.
REGISTERED
REPRESENTATIVE/         Print Name                                                Signature
WITNESS                            --------------------------------------------             --------------------------------------
                        SS#                                                       Telephone
                           ----------------------------------------------------             --------------------------------------
                        Rep. Code/Percentage                    /              %  Field Office Code
                                            -----------------------------------                    -------------------------------

                                  --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---

                        Print Name                                                Signature
                                  --------------------------------------------             ---------------------------------------
                        SS#                                                       Telephone
                           ----------------------------------------------------             --------------------------------------
                        Rep. Code/Percentage                    /              %  Field Office Code
                                            -----------------------------------                    -------------------------------
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BROKER/                 Print Name                                                Telephone
DEALER                            --------------------------------------------             ---------------------------------------
INFORMATION             Address                                                   Broker Code
                               -----------------------------------------------               -------------------------------------
                                                                                  Field Office Code
                               -----------------------------------------------                     -------------------------------

                        Registered Representative Election (IF NO CHOICE IS ELECTED, THE COMPANY WILL DEFAULT TO AN OPTION PICKED
                        BY A BROKER/DEALER.)

                        A,         B,             C         Other
                                                                 ---------------
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